Exhibit 3.49

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

Veolia ES Chestnut Valley Landfill, Inc.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1	ARTICLES OF INCORPORATION filed on October 26, 1988

2	ARTICLES OF AMENDMENT-BUSINESS filed on December 2, 2002

3	CHANGE OF REGISTERED OFFICE – Domestic filed on February 15, 2006

4	ARTICLES OF AMENDMENT-BUSINESS filed on June 9, 2006

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10659118-1

Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

ARTICLE OF INCORPORATION COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE – CORPORATION BUREAU 308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120	PLEASE INDICATE (CHECK ONE) TYPE CORPORATION: DOMESTIC BUSINESS CORPORATION DOMESTIC BUSINESS CORPORATION A CLOSE CORPORATION – COMPLETE BACK DOMESTIC PROFESSIONAL CORPORATION ENTER BOARD LICENSE NO.	Fee $75.00
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE P.O. BOX NUMBER UNLESS EXEMPT UNDER 15 P.S. 8808 B) CBF, INC.
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (INDICATOR NOT ACCEPTABLE) WATER AND WASHINGTON STREETS

012 CITY NORRISTOWN	033 COUNTY	013 STATE PA	064 ZIP CODE 19401(46)
090 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

To have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under said Business Corporation Law, including, but not limited to, manufacturing, processing, owning, using and dealing personal property of every class and description, engaging in research and development, furnishing services, and acquiring, owning, using and disposing of real property of any nature whatsoever.

(ATTACH 8  1⁄2 x 11 SHEET IF NECESSARY)

The Aggregate Number of Shares, Classes of Shares, and Par Value of Shares Which the Corporation Shall Have Authority to Issue
040 Number and Class of Shares	041 Stated Par Value Per Share If Any	042 Total Authorized Capital	031 Terms of Existence
1,000 shares	$1.00	$1,000.00	perpetual

Certification #: 10659118-1

The Name and Address of Each Incorporator and the Number and Class of Shares Subscribed to by Each Incorporator
080 Name	061,062, 083, 064 Address (Street, City, State, Zip Code)			Number & Class of Shares
R.W. Worthington	105 N. Watts Street, Phila., PA 19107			1 (one)

(ATTACH 8 1⁄2 x 11 SHEET IF NECESSARY)
IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 26TH DAY OF OCTOBER 1988
/s/ R.W. Worthington
R.W. Worthington
– FOR OFFICE USE ONLY –
030 FILED OCT 26, 1988	002 CODE	003 REV BOX	SEQUENTIAL NO.	100 MICROFILM NUMBER 8881 951
Secretary of the commonwealth	REVIEWED BY	004 SICC	AMOUNT $	001 CORPORATION NUMBER
Department of State	DATE APPROVED			1062101
Commonwealth of Pennsylvania	DATE REJECTED	CERTIFY TO U. REV	INPUT BY	LOG IN	LOG IN (REFILE)
	MAILED BY DATE	OTHER	VERIFIED BY	LOG OUT	LOG OUT (REFILE)

Certification #: 10659118-1

Filing Fee: None

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

CORPORATION BUREAU

308 NORTH OFFICE BUILDING

HARRISBURG, PA 17120

CORPORATE REGISTRY INFORMATION FOR DEPARTMENT OF STATE AND REVENUE

(FILE IN TRIPLICATE) BUREAU USE ONLY

☐BUSINESS CORPORATION	☐NON-PROFIT CORPORATION	☐MOTOR VEHICLE
FOR HIRE

1 Name of Corporation/Business

CBF, Inc.            2 [ILLEGIBLE] E.I.N.

to be applied for

3 Location of [ILLEGIBLE] Office in Pennsylvania (Street Address, City, County, State, Zip Code)

Water and Washington Streets

Street and Number or R.D. Number and [ILLEGIBLE])

Norristown PA, 19041

(City or Town)	(County)	(State) (Zip Code)

4 Mailing address if different than #3 (…[ILLEGIBLE]… reports, forms, etc. to be sent)

(Street and Number/or R.D. Number and Box)

(City or Town)	(County)	(State) (Zip Code)

5A Foreign corporations: Location of proposed registered office (Street and Number, Post Office, State) 5B Date Business started in PA

Principal Officers (President, Vice President, Secretary, Treasurer)

Certification #: 10659118-1

Name President, Secretary, and Treasurer Title

Charles Santangelo    [REDACTED]         Social Security Number

[REDACTED]

Home Address

630 Selma Street, Norristown, PA 19401

B. Name	Title	Social Security Number

Home Address

C. Name	Title	Social Security Number

Home Address

D. Name	Title	Social Security Number

Home Address

7 Date and State of Incorporation or Organization

Date:     State:

8 Applicant is operating as:

☐Corporation	☐An Individual	☐Co-Partnership	☐Joint Stock Association
☐Association of Incorporation		☐Other

9 Provide the Act of General Assembly or authority under which you are operated or incorporating (full …[ILLEGIBLE]… if more space is required

BCL APPROVED MAY 5, 1993, P.L. 364

10A Is the corporation authorized to issue capital stock?

1,000 shares, par value $1.00 10B	Amount of Capital paid to end Date

If yes, amount authorized?	Amount	Date

11 Is the corporation part of a system operating in Pennsylvania?    No        Yes

If yes, provide parent’s box number, [ILLEGIBLE] and subsidiary corporations. (Attach a separate sheet listing subsidiary corporations.)

Box Number    Name

12 Corporation’s financial year ends:

13 Standard Industrial Clarification Code

14 Describe principal business activity to be engaged in, within one year of this application date (attach separate sheet if necessary.)

Collection, disposal and recycling of all types of solid waste.

15 For Foreign Corporations Only – provide [ILLEGIBLE] of purpose or [ILLEGIBLE]

Commonwealth of Pennsylvania

Department of State

CERTIFICATE OF INCORPORATION

Office of the Secretary of the Commonwealth

To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to Issue a “Certificate of Incorporation” evidencing the incorporation of an entity.

Whereas, The situations and conditions of the Law have been fully complied with by CBF, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by the presents, which l have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 26th day of October in the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred thirteenth

Secretary of the Commonwealth

Certification #: 10659118-1

Pennsylvania Department of State Corporation Bureau

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

Entity Number

1062101

Business Corporation (§ 1915)

Nonprofit Corporations (§ 5915)

Name Onyx Waste Services, Inc, c/o Melissa Wild
Address	125 South 84th Street, Suite 200
City	Milwaukee	State	WI	Zip Code	53214

fDocument will be returned to the name and address you enter to the left.

Fee: $52

Filed in the Department of State on DEC 02 2002

/s/

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:	CBF, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street		1635 Market Street

City	Philadelphia

State	PA

Zip	19103

County	Philadelphia

(b) Name of Commercial Registered Office Provider

c/o CT Corporation System

County	Philadelphia

Certification #: 10659118-1

3. The statute by or under which it was incorporated: Business Corporation Law 1933

4. The date of its incorporation: October 26, 1988

5. Check, and if appropriate, complete, one of the following:

☐ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

The amendment shall be effective on:

Date    December 31, 2002 at

Hour

DSCB:    15-1915-59152

6. Check one of the following:

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. §1914(a) and (b) or §5914(a)

The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. §5914(b).

7. Check, and if appropriate, complete one of the following:

The amendment adopted by the corporation, set forth in full, is as follows

The name of the corporation shall be Onyx Chestnut Valley Landfill, Inc.

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hreto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 15th day of November, 2002.

Name of Corporation CBF, Inc.

Signature	/s/ Jane A. Fowler

Title	Secretary

Certification #: 10659118-1

Entity #: 1062101

Date Filed: 02/15/2006

Pedro A. Cortès

Secretary of Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Name CT CORP COUNTER

Address

City

State

Zip Code

fDocument will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions of Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is: Onyx Chestnut Valley Landfill, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and street	Water & Washington Sts.
City	Norristown
State	PA
Zip	09401
County

(b) Name of Commercial Registered Office Provider

County

Certification #: 10659118-1

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street

City

State

Zip

County

(b) The registered office of the corporation or limited partnership shall be provided by:

Name of Commercial Registered Office Provider c/o: CT Corporation System

County        Fayette

Commonwealth of Pennsylvania

DOMESTIC – CHANGE OF REGISTERED OFFICE 2 Page(s)

DSCB: 15-1507/4144/5507/6144/8506-2

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation

IN TESTIMONY WHEREOF the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this 14th day of Feb. 2006.

Name of Corporation/Limited Partnership		Onyx Chestnut Valley Landfill, Inc.
Signature	/s/
Title	Assistant Treasurer

Entity #: 1062101

Date Filed: 06/09/2006

Effective Date: 07/01/2006

Pedro A. Cortes

Secretary of Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☐ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name CT CORP COUNTER

Address

City

State

Zip Code

Commonwealth of Pennsylvania

ARTICLES OF AMENDMENT – BUSINESS 3 Page(s)

f Document will be returned to the name and address you enter to the left

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:	Onyx Chestnut Valley Landfill, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provier and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street

City

State

Zip

County

(b) Name of Commercial Registered Office Provider    c/o CT Corporation System

County        Fayette

3. The statue by or under which it was incorporated: Business Corporation Law 1933

Certification #: 10659118-1

4. The date of its incorporation: October 26,1988

5. Check, and if appropriate complete, one of the following:

☐ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☑ The amendment shall be effective on:

Date July 1, 2006 at Hour –

6. Check one of the following:

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☑ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

☑ The amendment adopted by the corporation, set forth in full, is as follows The name of the corporation shall be: Veolia ES Chestnut Valley Landfill, Inc.

☐ The amendment adopted by the corporation is set forth in fully in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 5th day of June, 2006.

Name of Corporation Onyx Chestnut Valley Landfill, Inc.

Signature	/s/
Title	Paul R. Jenks, President

Certification #: 10659118-1

Entity #: 1062101

Date Filed: 12/04/2012

Carol Aichele

Secretary of Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☐ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name	CT-COUNTER
Address
City	862058950PA14

Commonwealth of Pennsylvania

ARTICLES OF AMENDMENT – BUSINESS 3 Page(s)

f Document will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions (relating to the articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:         Veolia ES Chestnut Valley Landfill, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street

City

State

Zip

County

(b) Name of Commercial Registered Office Provider

c/o CT Corporation System

County

Fayette

3. The statute by or under which it was incorporated: Business Corporation law 1933

4. The date of its incorporation: October 26, 1988

Certification #: 10659118-1

5. Check, and if applicable complete, one of the following:

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on: Date              at Hour

DSCB: 15-1915/5912-2

6. Check one of the following:

☒ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☐ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

☒ The amendment adopted by the corporation, set forth in full, is as follows The name of the corporation is Advanced Disposal Services Chestnut Valley Landfill, Inc.

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 29th day of November, 2012.

Name of Corporation Veolia ES Chestnut Valley Landfill, Inc.
Signature	/s/
Title	Assistant Secretary

Certification #: 10659118-1